UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

     Federal                            000-51208               20-2659598
 ------------------             -----------------------     -----------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


81 Court Street, Brooklyn, NY                                      11201
--------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 19, 2007, Mr. Robert J. A. Zito was appointed to the boards of directors of Brooklyn Federal Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Brooklyn Federal Savings Bank. Mr. Zito also was appointed to the board of directors of BFS Bancorp, MHC, the majority stockholder of the Company. A copy of the press release announcing this appointment is attached as Exhibit 99.1.

     There are no arrangements or understandings between Mr. Zito and any other person pursuant to which Mr. Zito became a director. Mr. Zito is not a party to any transaction with the Company or the Bank that would require disclosure under
Item 404 of Securities and Exchange Commission Regulation S-K. At the time of the appointment Mr. Zito was not appointed to any committee of the boards of directors and there was no expectation concerning any such appointments.

     Mr. Zito is a partner in the Wall Street law firm Carter Ledyard & Milburn LLP, having joined the firm this year. Prior to joining Carter Ledyard & Milburn LLP, Mr. Zito was a partner in the New York office of Schiff Hardin LLP. Mr. Zito received his Bachelor of Arts degree from Tulane University in 1978 and his Juris Doctorate from New York Law School in 1981. Mr. Zito resides in Tribeca, New York.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 19, 2007, the Board of Directors of the Company approved an amendment to Article III, Section 2 of the Company's bylaws to increase the size of the Board by one member, from six to seven.


Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of Businesses Acquired.  Not applicable.
          (b) Pro Forma Financial Information. Not applicable.
          (c) Shell Company Transactions. Not applicable.
          (d) Exhibits.


        Exhibit No.               Description
        -----------               -----------
        99.1                      Press release issued by the Company on
                                  June 22, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             BROOKLYN FEDERAL BANCORP, INC.



DATE:  June 22, 2007                By:/s/ Angelo J. Di Lorenzo
                                       --------------------
                                       Angelo J. Di Lorenzo
                                       President and Chief Executive Officer






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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.              Description
                  ----------               -----------

                  Exhibit 99.1             Press release dated June 22, 2007